COURT OF COMMON PLEAS
                            MONTGOMERY COUNTY, OHIO

THE TRAVELERS INSURANCE COMPANY
                                   :         Case No. 96-5314

        Plaintiff,
                                   :         (Judge Langer)

   -VS-
                                   :      JOURNAL ENTRY CONFIRMING
                                          SALE, ORDERING DEED AND
ANGELES PARTNERS XIV, et al        :      DISTRIBUTING SALE PROCEEDS

        Defendants                 :



     This cause came on to be heard on the return of the Sheriff of this County, for the sale of the real estate on Friday, April 3, 1998, for $1,150,000.00, to the substituted party plaintiff, Ocwen Partnership, L.P., A Virginia Limited Partnership and the assignment by it of its bid to OAIC Park Center, LLC (hereinafter "grantee"); and the Court finding that the sale was made in conformity to the law and orders of this Court, hereby orders the sale in these proceedings approved and confirmed.

     IT IS FURTHER ORDERED that the Sheriff convey to the said OAIC Park Center, LLC, whose address is c/o Ocwen Federal Bank, FSB, 1675 Palm Beach Lakes Blvd., Suite 402, West Palm Beach, FL 33401 a deed for the lands and tenements described in Exhibit "A" attached hereto.

     IT IS FURTHER ORDERED that the grantee is subrogated to all the rights of the mortgagee and lien holders in the real estate to the extent necessary for the protection of its title, and a writ of possession is hereby awarded to put it in possession of the real estate.

     IT IS FURTHER ORDERED that the Clerk cause a release (or certified copy of this entry) to be filed for record to discharge of record the following liens as they relate to the real estate herein:

     A. Mortgage to Travelers Life and Annuity Company in Mortgage Microfiche 83-76B07;

     B. Assignment to The Travelers Insurance Company in Mortgage Microfiche 92-2501A09;

     C.   Modification in Mortgage Microfiche 93-0137D10;

     D.   Mortgage to Mid-States Development Company in Microfiche 85-1843D10;

     E.   Modification in Mortgage Microfiche 92-651B08;

     F.   Mortgage held by Miller-Valentine Realty, Inc. in Microfiche 92-650D02

     G.   Assignment of rents in Microfiche 83-76C11;

     H. Financing statement filed on January 26, 1983 as Document No. 83-697 to Travelers Life and Annuity Company;

     I. Financing statement in favor of Mid-States Development Company filed on December 20, 1985 as Document No. 85-12675;

     J. Financing statement in favor of The Travelers Life and Annuity Company filed on October 21, 1991 as Document No. 91-10099; and

     K. Financing Statement in favor of Miller-Valentine Realty, Inc. filed on March 4, 1992 as Document No. 92-1919;

     IT IS FURTHER ORDERED that the Sheriff pay from the sale price the following claims in the order of their stated priority:

     First, To the Clerk of this Court, the costs of this action, taxed at a total of $2,385,54, which sum includes $26.00 for the preparation of the Sheriff's Deed.

     Second, To the Treasurer of this County, the taxes and assessments legally assessed against the real estate and due and payable under Parcel No. B02-012-13-0005 as of the date of Sheriff's Sale, in the amount of none, inclusive of penalties.

     Third, To the plaintiff, Ocwen Partnership, L.P., the balance of said proceeds of sale, in partial satisfaction of its judgment herein, being the sum of $1,147,614.46.

Prior Deed Reference:  Deed Book 850702A05
Judgment amount, interest and date: $2,684,008.78 plus interest from October 1, 1996


                                        /s/ Dennis Langer
                                        Dennis Langer
                                        Judge

/s/ J. Michael Debbeler
J. Michael Debbeler, Trail Counsel
Ohio Supreme Court Reg. #0012991
LERNER, SAMPSON & ROTHFUSS
Attorneys for Plaintiff



                                   EXHIBIT A


Situate in the City of Vandalia, County of Montgomery, State of Ohio and being known as Lot numbered Two (2) 70/75 Corporate, Section Two as recorded in Plat Book 168, Pages 26 and 26A for the Plat records of Montgomery County, Ohio.